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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 27, 2005
                                                 -------------------------------


                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


      New York                    1-15286                    11-2418067
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    (State or other            (Commission               (IRS Employer
    jurisdiction of            File Number)              Identification No.)
    incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibits:

           Exhibit No.     Description
           -----------     -----------
             1.01          Terms Agreement, dated May 24, 2005, between the
                           Company and Citigroup Global Markets Inc., as the
                           underwriter, relating to the offer and sale of the
                           Company's Stock Market Upturn Notes(SM) Based Upon
                           the Dow Jones Industrial Average(SM) Due
                           November 29, 2006.

             4.01          Form of Note for the Company's Stock Market Upturn
                           Notes(SM) Based Upon the Dow Jones Industrial
                           Average(SM) Due November 29, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 27, 2005                   CITIGROUP GLOBAL MARKETS
                                      HOLDINGS INC.


                                      By:  /s/ Geoffrey S. Richards
                                           ----------------------------
                                           Name:  Geoffrey S. Richards
                                           Title: Vice President